First Amendment To
Amended and Restated
Credit Agreement

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is executed September 23, 2008 (the “First Amendment Effective Date”), by and among PAC-VAN, INC., an Indiana corporation (the “Company”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”), LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, “LaSalle”), as administrative agent and collateral agent for the Lenders, and NATIONAL CITY BANK, as documentation agent for the Lenders.

RECITALS

1. The Company and Lenders are parties to an Amended and Restated Credit Agreement, dated as of August 23, 2007 (the “Credit Agreement”).

2. Company has requested an increase in the Loan and other modifications of the Credit Agreement. Subject to the terms and conditions stated in this First Amendment, the Lenders are willing to modify and amend the Credit Agreement as provided in this First Amendment.

Agreement

NOW, THEREFORE, in consideration of the Recitals, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Lenders and Company agrees as follows:

1. Definitions. All terms used in this First Amendment that are defined in the Credit Agreement and that are not otherwise defined in this First Amendment shall have the same meanings in this First Amendment as are ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Defined Terms. (i) The following definitions in Section 1.1 of the Credit Agreement are amended, and as so amended, restated as of the First Amendment Effective Date to read in their entirety as follows:

Agent Fee Letter means the Fee Letter dated as of June 16, 2008 between the Company and the Administrative Agent.

Borrowing Base means an amount equal to the total of (a) 85% of the unpaid amount (net of such reserves and allowances as the Administrative Agent deems necessary in its reasonable discretion) of all Eligible Accounts plus (b) 85% of the Net Book Value of all Eligible Inventory (net of such reserves and allowances as the Administrative Agent deems necessary in its reasonable discretion), plus (c) the lesser of (i) 75% of the cost of the Company’s trucks and trailers held for its own use (and not for rental) and used in the transportation of rental units (net of such reserves and allowances as the Administrative Agent deems necessary in its reasonable discretion), and (ii) One Million Dollars ($1,000,000.00).

Letter of Credit– see Section 2.1.2.

Revolving Commitment means One Hundred Twenty Million Dollars ($120,000,000.00) as reduced from time to time pursuant to Section 6.1.1.

Revolving Loan Availability means the least of (i) the Revolving Commitment, (ii) the Borrowing Base, and (iii) until such time as Administrative Agent has received from Borrower the written consent of the Subordinated Note Agent to a One Hundred Twenty Million Dollar ($120,000,000.00) Revolving Commitment, the Pre-Approved Revolving Loan Ceiling.

Subordinated Note Agent means Laminar Direct Capital, L.L.C., acting in its capacity as collateral agent under the Subordinated Note Purchase Agreement.

(ii) The following new definition is added to Section 1.1 of the Credit Agreement:

Pre-Approved Revolving Loan Ceiling means Ninety-Five Million Four Hundred Thousand Dollars ($95,400,000.00) less the approved aggregate Stated Amount of all Letters of Credit. As of the First Amendment Effective Date, the Pre-Approved Revolving Loan Ceiling equals Ninety-Three Million Four Hundred Thousand Dollars ($93,400,000.00).

(b) Amendment of Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended, and as so amended, restated as of the First Amendment Effective Date to read in its entirety as follows:

2.1.2 L/C Commitment. Subject to Section 2.3.1, the Issuing Lender agrees to issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each, a “Letter of Credit”), at the request of and for the account of the Company from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3.2, each Lender agrees to purchase a participation in each such Letter of Credit; provided that (a) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed Ten Million Dollars ($10,000,000.00) or such lesser amount approved by Administrative Agent in its sole and absolute discretion, and (b) the Revolving Outstanding shall not at any time exceed Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time). Notwithstanding the foregoing, as of the First Amendment Effective Date, the aggregate Stated Amount of all Letters of Credit, until otherwise approved by Administrative Agent, shall not at any time exceed Two Million Dollars ($2,000,000.00).

(c) Amendment of Section 6.1.3. Section 6.1.3 of the Credit Agreement is amended, and as so amended, restated as of the First Amendment Effective Date to read as follows:

6.1.3 Intentionally Omitted.

(d) Amendment of Section 11.14.1. Section 11.14.1 of the Credit Agreement is amended, and as so amended, restated as of the First Amendment Effective Date to read as follows:

11.14.1 Intentionally Omitted.

(e) Amendment of Section 15.1. Section 15.1 of the Credit Agreement is amended and as so amended, restated as of the First Amendment Effective Date to read as follows:

15.1 Waiver; Amendments. No delay on the part of the Administrative Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lenders having an aggregate Pro Rata Shares of not less than the aggregate Pro Rata Shares expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall (a) extend or increase the Commitment of any Lender without the written consent of such Lender, (b) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable hereunder without the written consent of each Lender directly affected thereby, (c) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, without the consent of each Lender directly affected thereby (except for periodic adjustments of interest rates and fees resulting from a change in the Applicable Margin as provided for in this Agreement); or (d) release any party from its obligations under the Guaranty or all or any substantial part of the Collateral granted under the Collateral Documents, change the definition of Required Lenders, any provision of this Section 15.1 or any provision of Section 7.5 or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent, without, in each case, the written consent of all Lenders. No provision of Section 14 or other provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. No provision of this Agreement relating to the rights or duties of the Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of the Issuing Lender. No provision of this Agreement relating to the rights or duties of the Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Line Lender.

(f) Annex A. Annex A of the Credit Agreement is hereby amended, and as so amended, restated as of the First Amendment Effective Date to read in its entirety as set forth on Annex A attached hereto.

(g) Annex B. Annex B of the Credit Agreement is hereby amended, and as so amended, restated as of the First Amendment Effective Date to read in its entirety as set forth on Annex B attached hereto.

(h) Exhibit C. Exhibit C of the Credit Agreement is hereby amended, and as so amended, restated as of the First Amendment Effective Date to read in its entirety as set forth on Exhibit C attached hereto.

(i) Exhibit E. Exhibit E of the Credit Agreement is hereby amended, and as so amended, restated as of the First Amendment Effective Date to read in its entirety as set forth on Exhibit E attached hereto.

3. Representations and Warranties. Company represents and warrants to the Lenders that:

(a) (i) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by Company does not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to Company, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Company is a party or by which Company or any of the properties of Company may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Company of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by Company are the legal, valid and binding obligations of Company, as a signatory thereto, and enforceable against Company in accordance with the terms thereof.

(b) After giving effect to the amendments contained in this First Amendment, the representations and warranties contained in Section 9 of the Credit Agreement are true and correct on and as of the date of execution of this First Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) with the same force and effect as if made on and as of the date of execution of this First Amendment.

4. Conditions. The obligation of the Lenders to execute and to perform this First Amendment shall be subject to full satisfaction of the following conditions precedent on or before the date of execution of this First Amendment:

(a) Copies, certified as of the date of execution of this First Amendment, of such company documents and resolutions of Company as Lenders may request evidencing necessary action by Company to obtain necessary authorization for the execution and performance of this First Amendment and all other agreements or documents delivered pursuant hereto as Lenders may reasonably request.

(b) This First Amendment shall have been duly executed by each Borrower and delivered to Lenders and executed by Lenders.

(c) The Promissory Notes payable to each Lender in form and substance satisfactory to the Administrative Agent shall have been duly executed by Company and delivered to Lenders.

(d) The Reaffirmation of Guaranty and Collateral Agreement in form and substance satisfactory to the Administrative Agent shall have been duly executed by Company and MOAC and delivered to Administrative Agent.

(e) The Second Amendment to Subordination and Intercreditor Agreement in form and substance satisfactory to the Administrative Agent shall have been duly executed by the Company and the Subordinated Note Agent and delivered to Administrative Agent.

(f) Receipt by Administrative Agent of an amendment to the Subordinated Note Purchase Agreement and the Subordinated Notes, acceptable to the Administrative Agent in form and substance in its sole discretion, which shall include amendments to the financial covenants to match the financial covenants set forth herein.

(g) Receipt by Administrative Agent of opinions of counsel for each Loan Party, including local counsel reasonably requested by the Administrative Agent.

(h) Receipt by Administrative Agent of a Solvency Certificate executed by a Senior Officer of the Company.

(i) Receipt by Administrative Agent of certified copies of Uniform Commercial Code search reports dated a date reasonably near to the First Amendment Effective Date, listing all effective financing statements which name any Loan Party (under their present names and any previous names) as debtors, together with copies of such financing statements.

(j) Receipt by Administrative Agent of a Borrowing Base Certificate dated as of the First Amendment Effective Date.

(k) Receipt by Administrative Agent of a certificate executed by an officer of the Company on behalf of the Company certifying the matters set forth in Section 4(l) of this First Amendment as of the First Amendment Effective Date.
(l) The following statements shall be true and correct:

(i) the representations and warranties of each Loan Party set forth in this First Amendment and the other Loan Documents shall be true and correct in all respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(ii) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

(m) Receipt by Administrative Agent of the commitment fee in the aggregate amount of Seventy-Five Thousand and No/100 Dollars ($75,000.00), payable to each Lender in proportion to its share of the increase in the Revolving Commitment effectuated by this First Amendment.

(n) Company shall have paid all costs and expenses incurred by the Lenders in connection with the negotiation, preparation and closing of this First Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable attorneys’ fees and out-of-pocket expenses.

(o) Administrative Agent shall have received such additional agreements, documents, opinions and certifications, fully executed by Company, as may be reasonably requested by Administrative Agent.

5. Binding on Successors and Assigns. All of the terms and provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

6. Governing Law/Entire Agreement/Survival. This First Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely with such state and without giving effect to the choice or conflicts of laws principles of any jurisdiction. This First Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment, and shall not be affected by any investigation made by any person. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

7. Further Agreements and Acknowledgments. Company hereby further acknowledges and agrees that:

(a) Neither the provisions of this First Amendment nor any actions taken or not taken pursuant to or in reliance upon the terms of this First Amendment shall constitute a novation of any of the Loan Documents, all of which remain in full force and effect in accordance with their respective terms, as amended to date;

(b) Neither this First Amendment, nor any action taken by the Lenders pursuant to this First Amendment, shall impair, prejudice, or in any other manner affect the rights of the Lenders in and to any collateral or other security which now or hereafter secures payment or performance of the Obligations or any part thereof, or establish or be deemed to establish any precedent or course of dealing with respect to any matter; and

(c) No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Documents, other than those terms or conditions explicitly modified herein. Company hereby represent, warrant, covenant and agree that there exists no offsets, counterclaims or defenses to payment or performance of the obligations set forth in the Loan Documents and, in consideration hereof, expressly waive any and all such offsets, counterclaims and defenses arising out of any alleged acts, transactions or omissions on the part of the Lenders on or prior to the date hereof.

8.  Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment. Receipt by telecopy of any executed signature page to this First Amendment shall constitute effective delivery of such signature page.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective authorized signatories as of the First Amendment Effective Date.

PAC-VAN, INC., an Indiana corporation

By:	/s/ Theodore M. Mourouzis
Theodore M. Mourouzis, President

LASALLE BANK NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, Issuing
Lender and as Lender

By:	Bijon Jalaie
Bijon Jalaie, Vice President

NATIONAL CITY BANK, as Documentation
Agent and as Lender

By:	Christopher A. Susott
Christopher A. Susott, Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:	James M. Stehlik
James M. Stehlik, Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	Erik Siegfried
Erik Siegfried, Vice President

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount		Pro Rata Share
LaSalle Bank National Association	$40,000,000.00	**/	33.333333333%

National City Bank	$35,000,000.00		29.166666667%

Wells Fargo Bank, National Association	$30,000,000.00		25%

Union Bank of California, N.A.	$15,000,000.00		12.5%

TOTALS	$120,000,000.00		100%

**/ Includes Swing Line Commitment Amount of $5,000,000.00

ANNEX B

ADDRESSES FOR NOTICES

PAC-VAN, INC.

2995 South Harding Street
Indianapolis, Indiana 46225
Attention: Theodore M. Mourouzis, President
Telephone: (371) 489-4778
Facsimile: (317) 644-3117

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

Notices of Borrowing, Conversion, Continuation and Letter of Credit Issuance

30 S. Meridian Street, Suite 800
Indianapolis, IN 46204
Attention: Bijon Jalaie
Telephone: (317) 756-7015
Facsimile: (317) 756-7021

All Other Notices

30 S. Meridian Street, Suite 800
Indianapolis, IN 46204
Attention: Bijon Jalaie
Telephone: (317) 756-7015
Facsimile: (317) 756-7021

NATIONAL CITY BANK, as Documentation Agent and as a Lender

One National City Center, 200E
Indianapolis, IN 46255
Attention: Christopher A. Susott
Telephone: (317) 267-3668
Facsimile: (317) 267-6249

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

300 North Meridian Street
Indianapolis, IN 46204
Attention: James M. Stehlik
Telephone: (317) 977-1115
Facsimile: (317) 977-1118

UNION BANK OF CALIFORNIA, N.A., as a Lender

445 S. Figueroa Street, 10th Floor
Los Angeles, CA 90071
Attention: Erik Siegfried
Telephone: (213) 236-4028
Facsimile: (213) 236-7637

EXHIBIT “C”

SCHEDULE TO BORROWING BASE CERTIFICATE
Dated as of [_________________]

1.		Gross Accounts		$_________
2.		Less Ineligibles
	-	Administrative Agent’s Lien Not Perfected		$_________
	-	Subject to other Lien	$_________
	-	Subject to Offset, etc.	$_________
	-	Account Debtor not in U.S.	$_________
	-	Sale on Approval, Sale or
Return, Bill and Hold or
		Consignment	$_________
	-	Over 90 days past invoice date	$_________
	-	Affiliate Receivables	$_________
	-	Non-assignable	$_________
	-	Other	$_________
	-	Total		$_________
3.		Eligible Accounts [Item 1 minus Item 2]		$_________

4.		Item 3 times 85%		$_________

5.		Gross Inventory consisting of consisting of		$_________
mobile office units, modular buildings and storage containers

6.		Less Ineligibles
-		Administrative Agent’s Lien Not Perfected		$_________
-		Subject to other Lien	$_________
-		Not Salable	$_________
-		Located off-site and no
		Collateral Access Agreement	$_________
-		Not located in U.S.	$_________
-		Supply items; packaging	$_________
-		Advance payments received	$_________
-		Other	$_________
-		Total	$_________

7.		Eligible Inventory [Item 5 minus Item 6]		$_________

8.		Item 7 times 85%		$_________

9.		Trucks and Trailers held for own use		$_________

10.		Item 9 times 75%		$_________

11.	Lesser of Item 10 or $1,000,000.00	$_________

12.	Borrowing Base

	[Item 4 plus Item 8 plus Item 11]		$_________

13.	Least of (i) Item 12, (ii) the Revolving Commitment
	and (iii) the Pre-Approved Revolving Loan Ceiling	$_________

14.	Revolving Outstandings (includes Stated Amount of Letters of Credit)		$_________

15.	Outstanding Swing Line Loans		$_________

16.	Revolving Loan Availability
	[Excess of Item 13 over Item 14]	$_________

17.	Required Prepayment
	[Excess of sum of Items 14 and 15 over Item 13]		$_________

EXHIBIT E

FORM OF NOTICE OF BORROWING

To:  LaSalle Bank National Association, as Administrative Agent

Please refer to the Amended and Restated Credit Agreement dated as of August 23, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Pac-Van, Inc. (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.2.2 of the Credit Agreement, of a request hereby for a borrowing as follows:

(i) The requested borrowing date for the proposed borrowing (which is a Business Day) is ______________, ____.

(ii) The aggregate amount of the proposed borrowing is $______________.

(iii) The type of Revolving Loans comprising the proposed borrowing are [Base Rate] [LIBOR] Loans.

(iv) The duration of the Interest Period for each LIBOR Loan made as part of the proposed borrowing, if applicable, is ___________ months (which shall be 1, 2, 3 or 6 months).

(v) The Revolving Outstandings follows the proposed borrowing is $__________.

The undersigned hereby certifies that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Unmatured Event of Default or Event of Default under the Credit Agreement; and (ii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

The Company has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

PAC-VAN, INC., an Indiana corporation

By:
Title: